SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 1, 2010,
To Prospectus Dated May 1, 2009

The Board of Directors (the “Board”) has approved the reorganization of Series H (Enhanced Index Series) (the “Acquired Series”) into Series A (Equity Series) (the “Acquiring Series”) (the “Reorganization”), as indicated in the chart below.

Acquired Series	Acquiring Series
Series H (Enhanced Index Series)	Series A (Equity Series)

The Board approved the Reorganization because it believes the Reorganization is in the best interests of each Series and its shareholders and will not dilute the interests of shareholders. The Reorganization will be submitted to a vote of the shareholders of the Acquired Series at a meeting to be held on or about April 9, 2010. In advance of the meeting, a combined proxy statement/prospectus describing the Acquiring Series and the proposed Reorganization will be mailed to shareholders of record as of February 11, 2010.

If shareholders of the Acquired Series approve the proposed reorganization, the Acquired Series will transfer all of its assets and liabilities to the Acquiring Series in exchange solely for shares of the Acquiring Series. Following the transfer of its assets and liabilities to the Acquiring Series in exchange for shares of the Acquiring Series, the Acquired Series will distribute to shareholders a pro rata portion of the shares of the Acquiring Series that it receives in the Reorganization. Shareholders will receive shares of the Acquiring Series having an aggregate value equal to the aggregate value of shares of the Acquired Series held by each shareholder immediately prior to the Reorganization. Following the Reorganization, the Acquired Series will liquidate. If the Reorganization is approved by shareholders of the Acquired Series, it is expected that the Reorganization will occur effective as of the close of business on April 23, 2010 (the “Closing”).

Upon shareholders’ approval of the Reorganization and prior to the Closing, Security Investors, LLC (the “Investment Manager”) or Northern Trust Investments, N.A., the Acquired Series’ current sub-adviser, may sell a portion of the Acquired Series’ holdings to transition the Acquired Series’ portfolio holdings to the Acquiring Series. The proceeds of such sales may be held in temporary investments or invested in assets that the Acquiring Series may hold or wish to hold. After the Closing, the Investment Manager may also sell Acquiring Series portfolio securities that were acquired from the Acquired Series, and the Acquiring Series may not be immediately fully invested in accordance with its long-term investment strategies. Both Series also may engage in a variety of transition management techniques to facilitate the portfolio transition process. During this transition period, the Acquired Series may not be pursuing its investment objective and strategies, and certain previous non-fundamental limitations on permissible investments and investment restrictions may not apply. Furthermore, sales and purchases of securities by the Series may be made at disadvantageous times, could result in increased transactional costs (all or part of which are ultimately borne by shareholders) and may result in the realization of taxable gains or losses for either or both Series.

Please Retain This Supplement for Future Reference